Exhibit 10.11
AMENDMENT NO. 1 TO
SECOND SUPPLEMENT TO THE MASTER LOAN AGREEMENT
(REVOLVING LOAN)
     This Amendment No. 1 to Second Supplement to the Master Loan Agreement (Revolving Loan) (this “Amendment”) is effective as of October 19, 2007, by and between US BIO ALBERT CITY, LLC, an Iowa limited liability company (“Borrower”) and AGSTAR FINANCIAL SERVICES, PCA (“Lender”).
RECITALS
     A. Lender has extended various credit facilities to Borrower for the purposes of acquiring, constructing, equipping, furnishing and operating an ethanol production facility in Buena Vista County, Iowa, pursuant to that certain Master Loan Agreement dated as of November 15, 2005 (as amended by that certain Amendment No.1 and Waiver to Master Loan Agreement dated as of July 31, 2006, and by that certain Amended and Restated Master Loan Agreement dated as of February 26, 2007) (as amended, the “MLA”); First Supplement to the Master Loan Agreement (Construction Loan) dated as of November 15, 2005 (as amended by that certain Amendment No.1 to Amended and Restated First Supplement to Master Loan Agreement dated as of July 31, 2006, by that certain Amended and Restated First Supplement to the Master Loan Agreement (Construction Loan) dated as of January 24, 2006, and by that certain Second Amended and Restated First Supplement to the Amended and Restated Master Loan Agreement (Construction Loan) dated as of February 26, 2007) (as amended, the “First Supplement”); Second Supplement to the Master Loan Agreement (Revolving Loan) dated as of November 15, 2005 (the “Second Supplement”); Third Supplement to the Master Loan Agreement (Term Loan) dated as of February 26, 2007 (the “Third Supplement”); and Fourth Supplement to the Master Loan Agreement (Term Revolving Loan) dated as of February 26, 2007 (the “Fourth Supplement”). The MLA, First Supplement, Second Supplement, Third Supplement and Fourth Supplement are referred to collectively hereinafter as the “Loan Agreement”).
     B. Borrower has requested Lender amend certain provisions of the Loan Agreement, and Lender has agreed to such amendments upon the terms and conditions set forth herein.
     C. Unless otherwise expressly defined herein, capitalized terms used herein shall have the same meaning ascribed to them in the MLA.
AGREEMENT
     NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto herby agree as follows:
1. Amendments to Second Supplement.

     (a) Section 1 of the Second Supplement is hereby amended by adding, amending and restating the following definitions:
“Borrowing Base” means, at any time, the lesser of: (i) Six Million Five Hundred Thousand and No/100 Dollars ($6,500,000.00), or (ii) the sum of: (A) seventy-five percent (75%) of the Borrower’s Eligible Accounts Receivable, plus (B) seventy-five percent (75%) of the Borrower’s Eligible Inventory.
“Borrowing Base Certificate” means a certificate, substantially in the form of Exhibit A attached hereto, properly completed and duly executed by an authorized Senior Officer of the Borrower.
“Eligible Accounts Receivable” means all unpaid Accounts, net of any credits, except that the following shall not in any event be deemed Eligible Accounts Receivable:
(a) that portion of Accounts unpaid forty-five (45) days or more after the invoice date;
(b) that portion of Accounts that is disputed or subject to a claim of offset or a contra account;
(c) that portion of Accounts for which goods giving rise to such Account have not yet been shipped or for which rendition of services have not yet been performed, as applicable, by the Borrower to the customer;
(d) Accounts owed by any unit of government, whether foreign or domestic (except Incentive Payments) unless, with respect to Accounts owed by the government of the United States, the Federal Assignment of Claims Act of 1940, as amended (31 U.S.C. § 3727 et seq. and 41 U.S.C. § 15 et seq.), has been complied with to the Lender’s reasonable satisfaction;
(e) Accounts owed by an account debtor located outside the United States unless such Account is backed by a letter of credit or foreign credit insurance reasonably acceptable to the Lender which is in the possession of or has been assigned to the Lender;
(f) Accounts owed by an account debtor that is insolvent, the subject of bankruptcy proceedings or has gone out of business;
(g) Accounts owed by a member, Guarantor, Affiliate, director, officer or employee of the Borrower, other than accounts owed by Provista Renewable Fuels Marketing, LLC, United Bio Energy Ingredients, LLC, or any Affiliated Borrower;

(h) Accounts not subject to a duly perfected Lien in favor of the Lender or which are subject to any Lien in favor of any Person other than the Lender, other than Permitted Liens pursuant to Section 5.02(a)(iv) of the MLA including any payment or performance bond;
(i) that portion of Accounts that has been restructured, extended, or reduced other than in the ordinary course of business;
(j) that portion of Accounts that constitutes advertising, finance charges, service charges or sales or excise taxes; and
(k) Accounts, or portions thereof, otherwise deemed ineligible by the Lender, in its good faith discretion, exercised in its reasonable business judgment with respect to which the Lender has provided at least two (2) Business Days prior written notice to the Borrower.
In the event that an Account which was previously an Eligible Account Receivable ceases to be an Eligible Account Receivable hereunder, the Borrower shall exclude such Account from Eligible Accounts Receivable on, and at the time of submission to the Lender of, the next Borrowing Base Certificate.
“Eligible Inventory” means all Inventory held for ultimate sale or lease, or which has been or will be supplied under contracts of service, or which are raw materials, work in process, or materials used or consumed in the Borrower’s business, excluding all of the following Inventory:
(a) covered by documents of title, instruments, or chattel paper when these documents, instruments and paper are not owned and held by the Borrower or are subject to competing Liens;
(b) intended to be sold outside of the ordinary course of business;
(c) consigned, sold or leased to others or held on consignment or lease from others or subject to a bailment;
(d) subject to a competing Lien, other than a Permitted Lien;
(e) paid for in advance with progress payments or any other sums to the Borrower in anticipation of the sale and delivery of Inventory;
(f) that is obsolete or not salable in the ordinary course of business; and
(g) that the Lender, in its good faith discretion, disqualifies as Eligible Inventory, exercised in its reasonable business judgment with respect to which the Lender has provided at least two (2) Business Days prior written notice to the Borrower.
In the event that Inventory which was previously Eligible Inventory ceases to be Eligible Inventory hereunder, the Borrower shall exclude such Inventory from Eligible Inventory on, and at the time of submission to the Lender of, the next Borrowing Base Certificate.
“Incentive Payments” means any and all federal or state governmental subsidies, payments, transfers or other benefits, whether now or hereafter established, received, or scheduled to be received within thirty (30) days, by the Borrower.
     (b) Section 17 of the Second Supplement is hereby amended and restated in its entirety to read as follows:
Reporting Requirements. In addition to the reporting requirements under Section 5.01(c) in the MLA, beginning with the fourth month after the Completion Date, Borrower will furnish to Lender as soon as available and in any event within forty-five (45) days after the end of each month (or at such other times or with such greater frequency as is reasonably requested by Lender), a duly completed Borrowing Base Certificate, setting forth the Borrowing Base as of the last day of such month, certified by the appropriate authorized Senior Officer;
     (c) Exhibit A to the Second Supplement is hereby amended and restated in its entirety by the attached “Exhibit A to Second Supplement – Borrowing Base Certificate”.
2. Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof upon the satisfaction of the conditions precedent that Lender shall have received, on or before the date hereof, executed counterparts of this Amendment, duly executed by each of the parties hereto, and an executed Consent and Reaffirmation of Guaranty in the form attached hereto as Exhibit B, duly executed by the Guarantor.
3. Representations and Warranties. Borrower hereby represents to Lender that, after giving effect to this Amendment:
     (a) All of the representations and warranties of Borrower contained in the MLA and in each other Loan Document are true and correct in all material respects as though made on and as of the date hereof.
     (b) As the date hereof, except as otherwise specifically stated herein, no Event of Default has occurred and is continuing.
4. Miscellaneous.
     (a) Effect; Ratification. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i)

be a consent to, or an acknowledgment of, any amendment, waiver or modification of any other term or condition of the Loan Agreement or (ii) prejudice any right or remedy which Lender may now have or may have in the future under or in connection with the Loan Agreement, as amended hereby, or any other instrument or agreement referred to therein. Each reference in the Loan Agreement and in other Loan Document to the “Second Supplement” shall mean the Second Supplement, as amended hereby.
     (b) Loan Documents. This Amendment is a Loan Document executed pursuant to the MLA and shall be construed, administered and applied in accordance with the terms and provisions thereof.
     (c) Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.
     (d) Severability. Any provision contained in this Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.
     (e) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MINNESOTA.
     (f) WAIVER OF JURY TRIAL. THE BORROWER AND THE LENDER HEREBY IRREVOCABLY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT TO WHICH IT IS A PARTY OR ANY INSTRUMENT OR DOCUMENT DELIVERED THEREUNDER.
{SIGNATURE PAGE FOLLOWS}

SIGNATURE PAGE TO
AMENDMENT NO. 1 TO
SECOND SUPPLEMENT TO THE MASTER LOAN AGREEMENT
(REVOLVING LOAN)
BY AND BETWEEN
US BIO ALBERT CITY, LLC
AND
AGSTAR FINANCIAL SERVICES, PCA
DATED: October 19, 2007
     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.

BORROWER:

US BIO ALBERT CITY, LLC,
an Iowa limited liability company

By:	/s/ Kelly S. Langley Kelly S. Langley
Its: Treasurer

LENDER:

AGSTAR FINANCIAL SERVICES, PCA,
a United States corporation

By:	/s/ Mark Schmidt Mark Schmidt
Its: Vice President

EXHIBIT A TO SECOND SUPPLEMENT
BORROWING BASE CERTIFICATE
Detailed Calculation
For Month Ending:                      ___,___
Date Delivered:                      ___, ___

1	All unpaid Accounts:
	(ethanol)	$
	(DGS)	$
	Other	$
	Other	$
	Total unpaid Accounts	$
	Deduct ineligible Accounts	$
(46 days or more from invoice date or otherwise excluded pursuant to the terms and conditions of the Credit Agreement)
	Total Eligible Accounts Receivable	$
	Multiply by Borrowing Base Factor		75.00%
	Total Eligible Accounts Receivable	$		$

2	All Corn, DGS and other byproducts Inventory:
	Ending Corn Inventory	$
	Ending DGS & other byproducts Inventory	$
	Total Corn, DGS & other byproducts Inventory Multiply by Borrowing Base Factor		75.00%
	Total Corn, DGS and other byproducts Eligible Inventory	$		$

3	All Ethanol and other Inventory (lower of cost or market)
	Ending Ethanol Inventory	$
	Ending Inventory	$
Other Inventory
	Total Ethanol and Other Inventory	$
	Multiply by Borrowing Base Factor		75.00%
	Total Ethanol and other Eligible Inventory	$		$
	Total Eligible Inventory (Total from #2 and #3)	$
4	Total Borrowing Base (Total from #1, #2, & #3)	$		$

5	Outstanding Revolving Line of Credit Loan Balance (including outstanding Revolving Letters of Credit) (as of month end)	$

6	Excess or Deficit (Line 4 minus Line 5)	$		$

*	If a Deficit exists, remit amount unless remitted since end of month.

     Pursuant to and in accordance with the term and conditions of that certain Master Loan Agreement dated as of November 15, 2005 (as amended by that certain Amendment No.1 and Waiver to Master Loan Agreement dated as of July 31, 2006, and by that certain Amended and Restated Master Loan Agreement dated as of February 26, 2007, and as further amended by that certain Amendment No. 1 to the Amended and Restated Master Loan Agreement dated October ___, 2007), the Borrower is executing and delivering to the Lender this Borrowing Base Certificate accompanied by supporting data (collectively, this “Certificate”). The undersigned hereby certifies that the information set forth in this Certificate is true and correct as of the date hereof.

US BIO ALBERT CITY, LLC,
an Iowa limited liability company

By

Its

EXHIBIT B
CONSENT AND REAFFIRMATION OF GUARANTY
     The undersigned, US BioEnergy Corporation, hereby:
     (i) consents to the modifications set forth in: (a) that certain Amendment No. 1 to Amended And Restated Master Loan Agreement effective as of October 19, 2007; (b) that certain Amendment No. 1 to Second Supplement to the Master Loan Agreement effective as of October 19, 2007; (c) that certain Amendment No. 1 to Third Supplement to the Master Loan Agreement effective as of October 19, 2007; (d) that certain Allonge to the Term Note effective as of October 19, 2007; (e) that certain Amendment No. 1 to Fourth Supplement to the Master Loan Agreement effective as of October 19, 2007; and (f) that certain Allonge to the Term Revolving Note effective as of October 19, 2007; and
     (ii) reaffirms the guaranty of the undersigned, as set forth in that certain Amended and Restated Continuing Guaranty made as of February 26, 2007, by the undersigned for the benefit of Lender, is and shall remain in full force and effect.

US BIOENERGY CORPORATION

By:	/s/ Kelly S. Langley

Name: Kelly S. Langley
Its: Treasurer